UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: June 16, 2009

SIMPLE TECH, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-52803 (Commission File Number)	98-0514037 (IRS Employer Identification Number)

Aviad Krief, Chief Executive Officer

2829 Bird Avenue, Suite 12, Miami, Florida 33133

(Address of principal executive offices)

(305) 529-4888
(Registrant’s telephone number, including area code)

5348 Vegas Drive, Las Vegas, Nevada 89108

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   •     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   •     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 16, 2009 the board of Simple Tech, Inc. (the “Company”) appointed Robert Miller as a member of the board of directors to serve until the Company’s next annual shareholders meeting.

From 2002 to present, Mr. Miller has been a consultant to Prosper Financial, Inc., a management company that provides financial and corporate consulting services to start-up companies. Since 2007 Mr. Miller has been a director of LifeSpan BioSciences, Inc., a provider of reagents and services for proteomics and pathology. LifeSpan's catalogue of antibodies are used for research applications including immunoblotting, immunohistochemistry, immunofluorescence, and fluorescence-activated cell sorting. Mr. Miller's prior experience includes being (i) the founder and chairman of Crystallex International Corporation, a Canadian based gold producer, (ii) a director and financier of ZMAX Corporation, a "y2k" company, (iii) the founder and director of Nanovation Technologies Inc, a developer of fiber-optic products, and (iv) the principle financier and consultant to Asiamerica Equities Inc., a merchant bank that was based in Hong Kong.

Mr. Miller is not a director of any reporting corporations other than the Company.

There is no family relationship among Mr. Miller and the other member of the board of directors.

The Company has not at this time determined if Mr. Miller will serve on any standing committee.

On June 16, 2009, in connection with his appointment to the Company’s board of directors, Ms. Maria Maz, to whom Mr. Miller is married, purchased 25,000,000 shares of the Company’s common stock.

Item 8.01 Other Events

On April 23, 2009 the Company’s board of directors authorized a ten for one (10:1) forward stock split of the Company’s shares of common stock. The forward split was effective as of May 26, 2009. Pursuant to the forward split, shares of common stock held by each holder of record on the record date have been automatically split so that each pre-split share is equal to ten post-split shares. The post-split shares are payable to registered holders upon surrender of the pre-split share certificates. The number of shares of common stock issued and outstanding prior to the forward split was 6,380,800 shares. After the forward split, the number of shares of common stock issued and outstanding was 63,808,000. On the effective date of the forward split the Company’s symbol changed from SMTE to SIMP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Simple Tech, Inc.

By: /s/ Aviad Krief                              June 16, 2009

Name: Aviad Krief

Title: Chief Executive Officer

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